Income Tax Provision and Earnings Per Shares If Tax Holidays Granted Not Available (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Tax Holiday [Line Items]
Increase in income tax expense	$ 648	$ 14,216	$ 9,567
(Reduction in net income) increase in net loss per share-basic	$ 0.01	$ (0.18)	$ (0.14)
(Reduction in net income) increase in net loss per share-diluted	$ 0.01	$ (0.17)	$ (0.13)